Exhibit 99.1

PDL COMMUNITY BANCORP AND PONCE FINANCIAL GROUP, INC.
ANNOUNCE RESULTS OF Ponce Bank Mutual Holding Company MEMBER VOTE AND FINAL SUBSCRIPTION OFFERING RESULTS

Bronx,  New York, January 7, 2022 – PDL Community Bancorp (“PDL”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), Mortgage World Bankers, Inc. (“Mortgage World”) and Ponce Financial Group, Inc. (“Ponce Financial Group”), announced today (i) that at the special meeting of members convened on December 28, 2021 and concluded on January 7, 2022, the members of Ponce Bank Mutual Holding Company (“PBMHC”) approved (a) the plan of conversion and reorganization, pursuant to which Ponce Financial Group will be the new stock holding company for the Bank and Mortgage World upon completion of the proposed second-step conversion and reorganization of PBMHC  and (b) the funding of the Ponce De Leon Foundation (the “Foundation”), and (ii) the final results of the subscription offering.  The closing date for the conversion and reorganization, funding of the Foundation and concurrent subscription offering, has not yet been determined and is subject to the satisfaction of customary closing conditions.

After final tabulation of stock orders in the subscription offering, a  total of 13,317,391 shares of Ponce Financial Group common stock are anticipated to be sold in the subscription offering at a price $10.00 per share. In addition, as part of the conversion, each outstanding share of PDL common stock owned by public shareholders (i.e., shareholders other than PBMHC) as of the closing date will be converted into the right to receive approximately 1.395 shares of Ponce Financial Group common stock in exchange for each share of PDL common stock. This exchange ratio ensures that, upon the closing of the conversion and offering, the public shareholders will hold approximately the same aggregate percentage ownership interest in Ponce Financial Group as they held in the PDL before the closing of the transaction. Cash will be issued in lieu of fractional shares based on the offering price of $10.00 per share.  Ponce Financial Group will also contribute 399,522 shares to the Foundation.  Upon closing, Ponce Financial Group’s total outstanding shares are expected to be 24,711,974 shares, before taking into account adjustments for fractional shares. Janney Montgomery Scott LLC was Ponce Financial Group’s selling agent in the subscription offering.

About PDL Community Bancorp

PDL Community Bancorp is the financial holding company for Ponce Bank and Mortgage World Bankers, Inc. Ponce Bank is a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. The Bank’s business primarily consists of taking deposits from the general public and to a lesser extent alternative funding sources and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. The Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock.  Mortgage World Bankers, Inc. is a mortgage lender operating in five states. As a Federal Housing Administration (“FHA”)-approved Title II lender, Mortgage World Bankers, Inc. originates and sells to investors single-family mortgage loans guaranteed by the FHA, as well as conventional mortgages.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of PDL’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on PDL’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which PDL operates, including changes that adversely affect borrowers’ ability to service and repay PDL’s loans; the anticipated impact of the COVID-19 pandemic and PDL’s attempts at mitigation; changes in the value of securities in PDL’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in PDL’s financial statements will become impaired; demand for loans in PDL’s market area; PDL’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that PDL may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on

Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. PDL disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

A registration statement relating to these securities has been filed with the United States Securities and Exchange Commission. This press release is neither an offer to sell nor a solicitation of an offer to buy common stock.

PDL has filed a proxy statement/prospectus concerning the conversion and reorganization with the Securities and Exchange Commission. Stockholders of PDL are urged to read the proxy statement/prospectus because it contains important information. Investors are able to obtain all documents filed with the Securities and Exchange Commission by PDL and Ponce Financial Group free of charge at the Securities and Exchange Commission’s website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by PDL and Ponce Financial Group are available free of charge from the Corporate Secretary of PDL at 2244 Westchester Avenue, Bronx, New York 10462, Attention: Corporate Secretary.

The directors, executive officers, and certain other members of management and employees of PDL are participants in the solicitation of proxies in favor of the conversion and reorganization from the stockholders of PDL and the members of PBMHC.  Information about the directors and executive officers of PDL is included in the proxy statement/prospectus filed with the Securities and Exchange Commission.

The shares of common stock are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any other government agency.